UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 11, 2006


                   ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



Florida                            000-30486                  65-0738251
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(State or Other                    (Commission                (IRS Employer
Jurisdiction of                    File Number)               Identification
Incorporation)                                                Number)


                  420 Lexington Avenue, New York, New York             10170
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                  (Address of Principal Executive Offices)           (Zip Code)


        Registrant's telephone number, including area code:  (646) 227-1600
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                                      N/A
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         (Former name or former address, if changed since last report.)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to the safe harbors created thereby. These forward-looking statements are based on current expectations and projections about future events. The words and phrases "would", "will," "expect" and similar words or expressions are intended to identify forward-looking statements. In addition, any statements that refer to expectations or other characterizations of future events or circumstances are forward-looking statements. The forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements, including the effectuation of the plans of reorganization of Pacific Magtron International Corp. ("PMIC") and its subsidiaries and the consummation of the merger of PMIC with Herborium, Inc. The Company undertakes no obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

Item 1.01  Entry into a Material Definitive Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed in the Quarterly Report for the period ended March 31, 2006 on Form 10-QSB (the "Form 10-QSB") filed by Advanced Communications Technologies, Inc. ("ACT" or the "Company") with the Securities and Exchange Commission on May 19, 2006, the Company and Theodore S. Li and Hui "Cynthia" Lee entered on April 12, 2006 into a binding letter agreement with respect to the settlement of certain litigation proceedings, including the termination of Mr. Li's and Ms. Lee's employment contracts, involving: (i) the Company; (ii) Encompass Group Affiliates, Inc. ("Encompass"), a wholly-owned subsidiary of the Company; (iii) Pacific Magtron International Corp., a majority-owned subsidiary of the Company ("PMIC"); (iv) Martin Nielson, PMIC's CEO; (v) Wayne Danson, the Company's CEO and CFO; (vi) Mr. Li; and (vii) Ms. Lee. The Mutual Settlement Agreement and Release (the "Settlement Agreement") attached to this Current Report on Form 8-K as Exhibit 10.1 incorporates the material provisions of the binding letter agreement as disclosed under Part I, Item 2 - Management's Discussion and Analysis of Plan of Operation - Liquidity and Capital Resources - Li/Lee Settlement Agreement of the Company's Form 10-QSB.

On August 11, 2006, the Settlement Agreement became effective upon the entry of the order (the "Confirmation Order") of the United States Bankruptcy Court for the District of Nevada ("the "Court"), which is jointly administering the voluntary petitions filed by PMIC and its wholly-owned subsidiaries to reorganize their businesses under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Proceedings"). On that date, the Court confirmed the Fourth Amended Plans of Reorganization of PMIC and its wholly-owned subsidiary, LiveWarehouse, Inc. (collectively, the "Plan"), which incorporates the terms of the Settlement Agreement. At such time, the Settlement Agreement became enforceable by and against the Company.

Background

On December 10, 2004, Mr. Li and Ms. Lee, the holders of a collective majority interest in PMIC, entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with ACT, pursuant to which ACT agreed to purchase from them an aggregate of 6,454,300 shares of the common stock of PMIC for the aggregate purchase price of $500,000, which shares represented 61.56% of the then currently issued and outstanding common stock of PMIC. ACT satisfied the purchase price by delivering two convertible promissory notes (the "Convertible Notes") in the principal amounts of $166,889 and $333,111 to Mr. Li and Ms. Lee, respectively. The transactions contemplated by the Stock Purchase Agreement closed on December 30, 2004.

In connection with the above-mentioned transaction, Mr. Li and Ms. Lee entered into employments agreements (the "Employment Agreements") with ACT, PMIC and Encompass to serve as PMIC's Chief Financial Officer and Senior Vice President, respectively. In addition to base salaries and other compensation, the Employment Agreements provided for payment of a signing bonus of $225,000 to each of them on or before January 29, 2005. No part of these bonuses was previously paid by PMIC.


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

On or about May 10, 2005, PMIC terminated the Employment Agreements of Mr. Li and Ms. Lee. On or about May 11, 2005, ACT filed a complaint in the United States District Court for the Southern District of New York against Mr. Li and Ms. Lee for the recovery of damages and costs for securities fraud, breach of contract, fraudulent inducement, fraud and deceit (the "New York Action").

On or about January 19, 2006, Mr. Li and Ms. Lee brought suit in the California Superior Court, Santa Clara County, against ACT and Encompass and certain of their officers (the "California Action") alleging, among other things, fraud, intentional misrepresentation, breach of contract, breach of implied covenant of good faith and fair dealing, violation of the California Labor Code, violation of the Business of Professions Code of California, and defamation. In addition, Mr. Li and Ms. Lee filed proofs of claim in the Bankruptcy Proceedings relating to their Employment Agreements.

Terms and Conditions of Settlement Agreement

Following is a summary of the material terms and conditions of the Settlement Agreement entered into among the Company (on its own behalf and as the Estate Representative of the liquidating estates of Pacific Magtron, Inc. and Pacific Magtron (GA), Inc.), PMIC, LiveWarehouse, Inc., Encompass, Messrs. Danson and Nielson, Mr. Li and Ms. Lee.

o Within one business day of the closing of the merger of PMIC into Herborium, Inc. (the "PMIC/Herborium Merger") and in accordance with the Plan, ACT will pay Mr. Li and Ms. Lee (referred to collectively as the "Terminated Executives") $325,000 in cash. To the extent permissible, PMIC will reimburse ACT for this payment using available cash or other assets remaining in the PMIC bankruptcy estate after final distribution under the Plan.

o Within one business day of the closing of the PMIC/Herborium Merger and in accordance with the Plan, PMIC will issue the Terminated Executives an aggregate of 1,750,000 shares of Herborium common stock ("Herborium Stock") out of the total distribution of Herborium Stock otherwise due to ACT stockholders under the Plan, which shares will have a minimum value of $.10 per share subject to the following conditions:

      (a) such shares will be subject to a lock-up period of 150 days after issuance during which the Terminated Executives may only sell the shares for $.10 per share or greater; if the price per share is less than $.10 per share at the end of the lock-up period, then ACT will "top up" the value provided to the Terminated Executives by delivering, in ACT's sole discretion, either:

            (i) cash equal to $.10 minus the average of the closing prices of shares of Herborium Stock on the OTCBB on the 15 trading days prior to the 150th day following the closing of the PMIC/Herborium Merger multiplied by the number of shares still held, or

            (ii) additional shares of Herborium Stock which would otherwise be issued to ACT stockholders under the Plan having a value equal to said the same amount described in (i) above;

      (b) ACT's obligation to "top up" the Terminated Executives' shares of Herborium Stock shall be collateralized by 1,750,000 shares of Herborium Stock, which are otherwise due to ACT stockholders as a distribution under the Plan and which will remain in escrow until the expiration of the lock-up period or the Terminated Executives' sale of the Herborium Stock prior thereto;

      (c) in the event that the PMIC/Herborium Merger does not occur, ACT will pay the Terminated Executives on the 76th days following the execution of the Settlement Agreement (i) a total of $325,000 in cash, for which payment, to the extent permissible, PMIC will reimburse ACT using available cash or other assets remaining in the PMIC bankruptcy estate after final distribution under the Plan, and
            (ii) $175,000 worth of shares of the common stock of ACT ("ACT Stock"), which will be based upon the average closing price of ACT Stock on the OTCBB for the 15 trading days prior to the 76th day following execution of the Settlement Agreement.


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

            To secure ACT's obligation to issue ACT Stock, within one business day of the Court's entry of an order approving the Settlement Agreement, ACT has issued instructions to its transfer agent to issue 87,500,000 restricted shares of ACT Stock to be placed in escrow. If on the date released from escrow the price per share of the ACT Stock is less than $.002 per share (based upon the closing prices of the ACT Stock on the OTCBB for the 15 trading days prior to the 76th day following the execution of the Settlement Agreement), ACT will "top up" the aggregate value of the shares to $.002 per share, not to exceed a total aggregate value of $175,000 for all ACT Stock by either, as determined in ACT's sole discretion:

            (i) delivering cash equal to (x) the difference between $.002 per share and the actual price per share of ACT stock as determined by the average of the closing prices of ACT Stock on the OTCBB for the 15 trading days prior to the 76th day following the execution of the Settlement Agreement multiplied by (y) the number of shares held in escrow (the "ACT Stock Shortfall") or

            (ii) providing additional shares of ACT Stock having a value equal to the ACT Stock Shortfall.

            In the event that the ACT Stock held in escrow has a per share value of more than $.002 based upon the average of the closing prices of ACT Stock on the OTCBB for the 15 trading days prior to the 76th day following the execution of the Settlement Agreement, the portion of the escrowed shares with a value in excess of $175,000 will be returned to ACT. If the PMIC/Herborium Merger occurs, then the escrowed ACT Stock will be returned to ACT upon the closing of the PMIC/Herborium Merger.

            Any ACT Stock issued to the Terminated Executives under the Settlement Agreement will be effectuated by exercising the conversion option of the Convertible Notes, which will be amended and restated as necessary. Upon the issuance of such ACT Stock, the Convertible Notes will be deemed to have been converted in full and no longer outstanding.

o Each of the Terminated Executives will receive a reference letter from PMIC that relates to the circumstances of the termination of their employment with PMIC.

o Pursuant to the Settlement Agreement, the Terminated Executives granted broad releases in favor of ACT, PMIC, Encompass, Messrs. Danson and Nielson and each of their subsidiaries and their directors, employees, heirs, insurers, attorneys and agents from any and all claims, including but not limited to those that have or could have been brought in connection with the Bankruptcy Proceedings, the New York Action, the California Action or under the Stock Purchase Agreement, the Convertible Notes, the Employment Agreements or any other document. ACT, PMIC, Encompass and Messrs. Danson and Nielson and each of their subsidiaries granted similar releases in favor of the Terminated Executives. The Settlement Agreement expressly provides that it will not be construed as an admission of liability by any party. The parties further agree not to instigate or participate in any future litigation or proceeding against any released party based upon events occurring prior to the execution of the Settlement Agreement.

o The parties agree to cause any and all pending litigation between them to be dismissed with prejudice as soon as practical upon consummation of the Settlement Agreement.

o The Court will retain jurisdiction to resolve any disputes arising under the Settlement Agreement.

o Each party will bear its own costs and attorneys' fees incurred in connection with the Settlement Agreement and the pending litigation among the parties except as follows: ACT has paid the mediation fees in the amount of $9,500 incurred in connection with the parties' mediation on April 12, 2006, and in the event of a breach of the Settlement Agreement, the prevailing party in any ensuing litigation will be entitled to reasonable attorneys' fees and costs.

The above description of the terms of the Settlement Agreement is qualified in its entirety by the Settlement Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

As of June 30, 2006, the Company was carrying the note issued to Terminated Executives in connection with the purchase of PMIC's stock as a current liability at its face value of $500,000 plus accrued interest in the amount of $45,083. Consummation of the settlement will reduce current liabilities by $545,083. If Herborium stock is used to complete the settlement, the Company expects to recognize $220,000 in cancellation of indebtedness income, the difference between the $545,000 debt inclusive of accrued interest and the $325,000 settlement. If ACT stock is used to complete the settlement, the Company expects to recognize $45,000 of cancellation of indebtedness income as a result of the settlement.

Item 8.01. Other Events.

Pursuant to the Plan as confirmed by the Court, PMIC will effect a reverse merger with Herborium, Inc., a provider of proprietary, natural and complimentary botanical healthcare products, and will be the surviving operating entity post-merger. The Company, a 61.56% shareholder of PMIC, will contribute up to $50,000 on behalf of PMIC's shareholders to effectuate the Plan. The existing stock of PMIC will be canceled, and new stock will be issued. With respect to the Company's equity interest in PMIC, new stock will be issued directly to the Company's shareholders, subject to the dilution of such interests upon the consummation of the Plan and the PMIC/Herborium merger. The Company's shareholders, together with the Terminated Executives, are expected to own 10.55% of post-merger PMIC/Herborium. The PMIC/Herborium merger is expected to be consummated not later than 30 days after the August 11, 2006 Confirmation Order. For more information about the Plan, see the Current Report on Form 8-K filed by PMIC on August 16, 2006 to which the Plan, Confirmation Order, and Order Approving the Settlement Agreement are attached as Exhibits 2.1, 2.2, and
10.1 respectively.

A copy of the press release issued by the Company announcing the Court's confirmation of the Plan and the Settlement Agreement is furnished with this Current Report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number           Description

10.1     Mutual Settlement Agreement and Release effective August 11, 2006

99.1 Joint Press Release between Pacific Magtron International Corp. and Advanced Communications Technologies, Inc. dated August 16, 2006


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


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.

Dated:  August 16, 2006          By: /s/ Wayne I. Danson
                                     -------------------------------------------
                                     Chief Executive Officer, President and
                                     Chief Financial Officer
                                     (principal financial officer)

                                  EXHIBIT INDEX

Exhibit
Number           Description

10.1     Mutual Settlement Agreement and Release effective August 11, 2006

99.1 Joint Press Release between Pacific Magtron International Corp. and Advanced Communications Technologies, Inc. dated August 16, 2006